Supplement Dated May 29, 2013
to
Prospectus Dated May 1, 2013
For
Rewards II
Issued by
Protective Life Insurance Company
Protective Variable Annuity Separate Account

This Supplement amends certain information contained in your variable annuity contract prospectus.
Please read this Supplement carefully and keep it with your prospectus for future reference.

The following Sub-Accounts are not available in the Rewards II product:

Invesco V.I. Global Real Estate Fund, Series II
Invesco V.I. Small Cap Equity Fund, Series II

Please also note that the following Sub-Accounts are not available to Contracts purchased on or after November 2, 2009:

Invesco V.I. American Franchise Fund, Series II
Invesco V.I. International Growth Fund, Series II